--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   --------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   --------

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 6, 2000

                              ZEBRAMART.COM, INC.
             (Exact name of Registrant as Specified in its Charter)

                         10 PIEDMONT CENTER, SUITE 900
                             ATLANTA, GEORGIA 30305
                    (Address of principal executive offices)

                                 (404) 467-6955
                        (Registrant's telephone number)


                                   --------

          NEVADA                      000-28713                   88-0443120
(State or other jurisdiction of    (Commission File           (I.R.S. Employer
incorporation or organization)         Number)               Identification No.)

                                   --------

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.


                              ZEBRAMART.COM, INC.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998
                              zebramart.com, inc.

                               Table of Contents

                                                                                                          Page
                                                                                                          ----
Independent Auditors' Report.................................................................................1

Balance Sheets...............................................................................................3

Statements of Operations.....................................................................................4

Statements of Stockholders' Equity...........................................................................5

Statements of Cash Flows.....................................................................................6

Notes to Financial Statements................................................................................7

                          INDEPENDENT AUDITORS' REPORT


To zebramart.com, inc.:

We have audited the accompanying balance sheet of zebramart.com, inc. (a Georgia corporation) as of December 31, 1999 and 1998, and the related statements of operations, stockholders' equity, and cash flows for the years then ended and for the period from inception (January 15, 1998) to December 31, 1998 and for the period from inception (January 15, 1998) to December 31, 1999. These financial statements are the responsibility of Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of zebramart.com, inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the year then ended and for the period from inception (January 15, 1998) to December 31, 1998 in conformity with generally accepted accounting principles. Also in our opinion, the cumulative financial statements referred to above present fairly in all material respects the results of operations and of cash flows for the period from inception (January 15, 1998) to December 31, 1999.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As a result of recurring losses from operations and its limited operating revenues and capital resources, there is substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of operating expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ Tauber & Balser, P.C.
------------------------------
Atlanta, Georgia
February 17, 2000

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                                              1999              1998
                                                                                           -----------       ---------
                                                      ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                             $ 3,411,554       $  12,017
     Accounts receivable                                                                         5,540              --
     Prepaid expenses                                                                           37,926           1,797
                                                                                           -----------       ---------
         TOTAL CURRENT ASSETS                                                                3,455,020          13,814

PROPERTY AND EQUIPMENT, net                                                                    369,562          24,292
                                                                                           -----------       ---------

         TOTAL ASSETS                                                                      $ 3,824,582       $  38,106
                                                                                           ===========       =========


                              LIABILITIES AND STOCKHOLDERS'/MEMBERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
     Accounts payable and accrued expenses                                                 $   251,449       $  61,860
     Related party loan                                                                             --          21,000
     Current portion of capital leases                                                          26,413              --
     Zebrapoints redeemable                                                                        699              --
     Deferred revenue                                                                            5,625           5,000
                                                                                           -----------       ---------
         TOTAL CURRENT LIABILITIES                                                             284,186          87,860
                                                                                           -----------       ---------

CAPITAL LEASES, NET OF CURRENT PORTION                                                          23,196              --
                                                                                           -----------       ---------

STOCKHOLDERS'/MEMBERS' EQUITY (DEFICIT)
     Common stock, $.00001 par, 500,000,000 shares
         authorized, 349,216,956 shares issued and outstanding                                   3,492              --
     Additional paid-in capital                                                              5,618,679              --
     Members' contributions, net of repurchases                                                     --         175,000
     Deficit accumulated during the development stage                                       (2,104,971)       (224,754)
                                                                                           -----------       ---------
         TOTAL STOCKHOLDERS'/MEMBERS'
              EQUITY (DEFICIT)                                                               3,517,200         (49,754)
                                                                                           -----------       ---------

         TOTAL LIABILITIES AND STOCKHOLDERS'/
              MEMBERS' EQUITY (DEFICIT)                                                    $ 3,824,582       $  38,106
                                                                                           ===========       =========


   The accompanying notes are an integral part of these financial statements.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
       PERIOD FROM INCEPTION (JANUARY 15, 1998) TO DECEMBER 31, 1998 AND
     FOR THE PERIOD FROM INCEPTION (JANUARY 15, 1998) TO DECEMBER 31, 1999

                                             Cumulative
                                                Since
                                              Inception           1999               1998
                                            ------------      -------------       ---------
REVENUES:
     Consulting revenue                     $     2,500       $       2,500       $      --
     Product revenue                              6,374               6,374              --

COST OF GOODS SOLD                                8,205               8,205              --
                                            -----------       -------------       ---------
         Gross margin                               669                 669              --
                                            -----------       -------------       ---------

OPERATING EXPENSES                            2,076,835           1,854,289         222,546
                                            -----------       -------------       ---------

OPERATING LOSS                               (2,076,166)         (1,853,620)       (222,546)
                                            -----------       -------------       ---------

OTHER INCOME (EXPENSES):
     Interest expense                           (26,674)            (26,674)             --
     Bank service charges                        (2,208)                 --          (2,208)
     Interest income                                 77                  77              --
                                            -----------       -------------       ---------
         Total other income (expenses)          (28,805)            (26,597)         (2,208)
                                            -----------       -------------       ---------

NET LOSS                                    $(2,104,971)      $  (1,880,217)      $(224,754)
                                            ===========       =============       =========

WEIGHTED AVERAGE COMMON SHARES
     USED IN COMPUTING BASIC AND
     DILUTED LOSS PER SHARE                          --         280,600,231              --
                                            -----------       -------------       ---------

BASIC AND DILUTED LOSS PER
     COMMON SHARE                           $        --       $     (0.0069)      $      --
                                            ===========       =============       =========

   The accompanying notes are an integral part of these financial statements.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                       STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE PERIOD FROM INCEPTION (JANUARY 15, 1998) TO
                             DECEMBER 31, 1998 AND
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                    Deficit
                                                                                  Accumulated                           Total
                                    Common Stock Issued          Additional        During the                      Stockholders'/
                                 --------------------------        Paid-in        Development         Members'        Members'
                                    Shares         Amounts         Capital           Stage             Equity     Equity/(Deficit)
                                 ------------    ----------     -------------     ------------     -------------  ---------------
Balance, January 15, 1998                  --     $      --     $          --     $         --     $          --     $         --
Contributions                              --            --                --               --           175,000          175,000
Net loss                                   --            --                --         (224,754)               --         (224,754)
                                 ------------    ----------     -------------     ------------     -------------     ------------

Balance, December 31,1998                  --            --                --         (224,754)          175,000          (49,754)
Contributions                              --            --                --               --         1,722,171        1,722,171
Issuance of member interest
     for services                          --            --                --               --           205,000          205,000
Repurchase of member interest              --            --                --               --           (25,000)         (25,000)
Conversion of LLC interest
     to common stock              300,000,000         3,000         2,074,171               --        (2,077,171)              --
Acquisition of assets of
     Interactive                   44,656,956           446           124,554               --                --          125,000
Issuance of common stock, net
     of issuance costs              4,560,000            46         3,419,954               --                --        3,420,000
Net loss                                   --            --                --       (1,880,217)               --       (1,880,217)
                                 ------------    ----------     -------------     ------------     -------------     ------------

Balance, December 31, 1999        349,216,956    $    3,492     $   5,618,679     $ (2,104,971)    $          --     $  3,517,200
                                 ============    ==========     =============     ============     =============     ============


   The accompanying notes are an integral part of these financial statements.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
       PERIOD FROM INCEPTION (JANUARY 15, 1998) TO DECEMBER 31, 1998 AND
     FOR THE PERIOD FROM INCEPTION (JANUARY 15, 1998) TO DECEMBER 31, 1999

                                                                       Cumulative Since
                                                                           Inception          1999               1998
                                                                       ----------------   -----------         ---------
CASH FLOWS FORM OPERATING ACTIVITIES:
    Net loss                                                            $(2,104,971)      $(1,880,217)        $(224,754)
                                                                        -----------       -----------         ---------
    Adjustments to reconcile net loss to net cash
       used in operating activities:
          Depreciation                                                       39,740            34,128             5,612
          Loss from disposal of fixed assets                                 12,955            12,955                --
          Compensation expenses for equity issuances                        274,000           205,000            69,000
          Changes in operating assets and liabilities:
              Accounts receivable                                            (5,540)           (5,540)               --
              Prepaid expenses                                              (37,926)          (36,129)           (1,797)
              Other assets                                                   (2,100)               --            (2,100)
              Accounts payable and accrued expenses                         251,449           189,589            61,860
              Zebrapoints redeemed                                              699               699                --
              Deferred revenue                                                5,625               625             5,000
                                                                        -----------       -----------         ---------
                 Total adjustments                                          538,902           401,327           137,575
                                                                        -----------       -----------         ---------
       Net cash used in operating activities                             (1,566,069)       (1,478,890)          (87,179)
                                                                        -----------       -----------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of fixed assets                                               (370,548)         (342,744)          (27,804)
                                                                        -----------       -----------         ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from issuance of related party                                  21,000                --            21,000
    Repayments of related party loan                                        (21,000)          (21,000)               --
    Proceeds from stockholder contributions,                              5,373,171         5,267,171           106,000
    Repurchase of stockholder interests                                     (25,000)          (25,000)               --
                                                                        -----------       -----------         ---------
       Net cash provided by financing activities                          5,348,171         5,221,171           127,000
                                                                        -----------       -----------         ---------

NET INCREASE IN CASH AND CASH
    EQUIVALENTS                                                           3,411,554         3,399,537            12,017

CASH AND CASH EQUIVALENTS,
    BEGINNING OF PERIOD                                                          --            12,017                --
                                                                        -----------       -----------         ---------

CASH AND CASH EQUIVALENTS, END
    OF PERIOD                                                           $ 3,411,554       $ 3,411,554         $  12,017
                                                                        ===========       ===========         =========


   The accompanying notes are an integral part of these financial statements.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
       PERIOD FROM INCEPTION (JANUARY 15, 1998) TO DECEMBER 31, 1998 AND
     FOR THE PERIOD FROM INCEPTION (JANUARY 15, 1998) TO DECEMBER 31, 1999
                                  (CONTINUED)

                                                               Cumulative Since
                                                                   Inception            1999             1998
                                                               ----------------     -------------    -------------
SUPPLEMENTAL DISCLOSURE OF CASH
    FLOWS INFORMATION:
       Interest paid                                            $      26,674       $      26,674    $          --
                                                                =============       =============    =============

       Equipment acquired through capital lease
          obligations                                           $      63,571       $      63,571    $          --
                                                                =============       =============    =============


  The accompanying notes are an integral part of these financial statements.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE A - FORMATION AND ORGANIZATION

zebramart.com, LLC (the "Company"), a Georgia limited liability company, was formed January 15, 1998. The Operating Agreement (the "Agreement") provided for the allocation of profits, losses, and cash distributions based on the capital accounts of each member from January 15, 1998 to October 14, 1999. The Company is a membership-based, value-oriented consumer web site offering its members a wide selection of products including electronics, home furnishings, and apparel. Through its zebrapoints program, the Company is able to offer its members an incentive to shop with the Company.

Effective October 14, 1999 the Company changed its structure from a limited liability corporation to a C corporation named zebramart.com, inc. In connection with this change, the Company issued 10,000,000 shares of common stock to its members in proportion to their original investment percentage in the Company. The articles of incorporation authorized 50,000,000 shares with par value of $.01.

On December 15, 1999, Interactive Music, Inc., a Nevada corporation, combined with the Company. This pooling of interests transaction was accounted for as a reverse merger with zebramart.com. On that same date the Company changed its name from Interactive Music, Inc. to zebramart.com, inc.

As of December 31, 1999, the Company was still to be considered in the development stage since its activities for the year were primarily developmental in nature, with no significant revenues to date.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE B - CURRENT OPERATIONS AND CAPITALIZATION ISSUES

The Company started Internet operations on December 1, 1999 and membership and product sales have been insignificant. The Company's minimal operating history makes it difficult to predict future operating results. The Company's expense levels are based, in part, on its expectations as to future revenues. If revenue levels are below expectations, or if the Company is unable or unwilling to reduce expenses proportionately, operating results will be adversely affected. There is no assurance that the Company will be profitable. The Company's prospects must be considered in light of the risks, expenses, and difficulties frequently encountered by companies in their early stages of development, particularly companies in new and rapidly evolving e-commerce markets. If the Company is unable to develop and introduce new services, products, or product enhancements in a timely manner or if a new release of its services and products does not achieve market acceptance, the Company's business, operating results, and financial condition will be materially adversely affected.

The Company's success will depend upon management's ability to obtain contracts with customers; establish independent associates; continue product development; respond to competitive developments; create and expand its sales, marketing, and implementation forces; enter into sales agency agreements; and attract, train, and retain management and marketing personnel on a timely basis. The Company's growth will also require the Company to implement financial and management controls and reporting systems and procedures. The failure to do so could have a material adverse effect on the Company's business, operating results, and financial condition.

The Company raised approximately $5,000,000, net of issuance costs, in a private placement stock offering for operating capital for the coming year. There is no assurance that the proceeds of this offering, together with revenues from operations will be sufficient to fund the Company's operations.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The Company endeavors to adhere to the most conservative generally accepted accounting principles and Security Exchange Commission guidelines as are practicable. As a general rule, the Company believes that Internet companies engaging in transactions that are similar to transactions entered into by traditional companies should follow the already established accounting models for those transactions.

Revenue Recognition

Product sales over the Internet are equivalent to sales of products at retail stores and are accounted for as sales when the products are delivered. The Company follows the Gross Sales concept versus the commission concept because the Company is the owner of the merchandise sold to customers and not merely an agent for another business. Membership revenues generated over the Internet are equivalent to fees received in advance for future services. The related revenue is recognized over the entire term of the membership plan.

Cash and Cash Equivalents

The Company considers cash on hand, deposits in banks, and short-term investments with original maturities of 90 days or less to be cash equivalents. Short-term investments include $2,750,000 in short-term FHLB notes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Revenue

The Company recorded $5,000 of deferred revenue at December 31, 1998 for a marketing agreement to provide services to an equity member based on the value of the marketing agreement to the total member contribution. This agreement was canceled in 1999 and refunded to the member as part of the repurchase of membership interests.

At December 31, 1999 the deferred revenue of $5,625 represents an advance payment from a customer for future consulting work and the unearned portion of membership revenue.

Property and Equipment

The Company depreciates its property and equipment using the straight-line method over the estimated useful lives of five years. Leased equipment is depreciated over the life of the lease.

Property and equipment balances as of December 31, 1999 and 1998 were as follows:

                                               1999               1998
                                            ---------           --------
Furniture and fixtures                      $  21,826           $  1,082
Computer equipment                            268,285              4,811
Software                                      110,538             21,911
                                            ---------           --------
                                              400,649             27,804
Accumulated depreciation                      (31,087)            (3,512)
                                            ---------           --------
Property and equipment, net                 $ 369,562           $ 24,292
                                            =========           ========

Costs of Developing the Web Site

The Company expenses all costs except for the cost of external off-the-shelf software.

Estimated Redemption Costs

The Company offers discount coupons in the form of zebrapoints, which are generally valid for the life of the membership. Since the Company has no history on redemption percentages it has elected to record the entire liability for un-expired and unused zebrapoints until there is sufficient history to do otherwise.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising Expense

Many Internet companies enter into advertising barter transactions with each other, in which they exchange rights to place advertisements on each other's web sites. There is diversity in practice in accounting for these transactions. The Company accounts for all related expenses as a cost of doing business with the value of the transaction being the actual cash liability for the service. The Company records the exchange rights also based on cash received as an offset to the related operating cost.

Shipping and Handling Costs

Shipping and handling costs are netted against the related customer charges and the net result is shown as a period operating cost.

Introductory Offers

The Company records only net revenue and only when the service is rendered. Costs associated with introductory offers are expensed as incurred.

Independent Contractors

The Company has been developing its operations through the use of independent contractors who are not employees of the Company. The Company does not pay or withhold Federal or state employment taxes with respect to these independent contractors. The Company believes that all independent contractors meet applicable requirements established by the Internal Revenue Service (the "IRS"); however, if the independent contractor status was denied by the IRS, the Company could become responsible for the taxes required to be withheld and could incur additional costs associated with employee benefits and other employee costs. As of January 31, 2000 there were no independent contractors.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

No provisions for income taxes have been made in the accounts of the Company when it was an LLC, since all of the members report their respective shares of taxable income and loss in their individual tax returns for the period the Company was an LLC. From October 14, 1999 through December 31, 1999 the Company incurred losses of $745,820 which will be available to offset future income taxes for Federal and state income taxes through 2019. The Company does not have any certainty of this future offset and accordingly has made no provision on its books. The Company has recorded a valuation allowance to reflect the uncertainty of the ultimate utilization of the deferred tax asset as follows:

     Deferred tax asset                                  $ 745,820
     Less valuation allowance                              745,820
                                                         ---------
         Net deferred tax asset                          $      --
                                                         =========

Members' Equity

In accordance with the Agreement, the net loss to October 14, 1999, the date of conversion from an LLC to a corporation, has been allocated to all members on a pro rata basis in proportion to their respective ownership interests in the Company. No member shall be allocated losses greater than their capital account balance until losses have been reallocated to all positive capital account balances.

Net Loss Per Share

In February 1997, the Financial Accounting Standards Board issued SFAS No. 128 (SFAS No. 128), Earnings Per Share, which established new standards for computing and presenting earnings per share. SFAS No. 128 replaced the calculation of primary and fully diluted earnings per share with basic and diluted earning per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of stock options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

All loss per share amounts have been presented to conform to the SFAS No. 128 presentation. Stock options and warrants have not been included in the computation of diluted loss per share as the computation would not be dilutive.

Because the Company was an LLC during 1998, net loss per share is not presented for 1998.


NOTE D - RELATED PARTY LOAN

On August 19, 1998, the Company entered into a loan agreement with a minority member to borrow $21,000. The loan bears interest at 29% and is payable upon demand. The loan was repaid in full in September 1999.


NOTE E - LEASE OBLIGATIONS

The Company conducts its operations in facilities under operating lease agreements which extend through July 31, 2004. The following is a schedule of the future minimum obligations under the operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 1999:


         2000                        $  225,862
         2001                           262,413
         2002                           264,640
         2003                           266,373
         2004                           155,384
                                     ----------
            Total                    $1,176,672
                                     ==========

Rent expense under the operating lease was approximately $23,361 for the period from inception (January 15, 1998) to December 31, 1998. For 1999 rent expense was $43,522.

In 1999, the Company entered into two leases for computer equipment. Both leases are classified as capital leases and are payable over three years or less. The total cost and accumulated depreciation of equipment under capital leases was $63,571 and $3,492, respectively, at December 31, 1999.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE E - LEASE OBLIGATIONS (Continued)

Future minimum lease payments under the leases are as follows:

         2000                                                 $ 26,413
         2001                                                   28,373
         2002                                                    1,619
         Less amount representing interest                       6,796
                                                              --------
         Present value of minimum capital lease payments        49,609
         Less current portion                                   26,413
                                                              --------
              Long-term portion                               $ 23,196
                                                              ========


NOTE F - EQUITY TRANSACTIONS

The Company recorded $69,000 and $205,000 of compensation expense and equity during 1998 and 1999, respectively, based on the estimated value of services rendered.

In 1998, the Company issued an option to a member to purchase an additional 5% of the Company for $5,000. The Company recorded $20,000 of compensation expense related to this option. The option was exercised in 1999.

In 1999, the Company raised approximately $5,267,000 of equity capital, net of fund raising fees.

In 1999, the Company repurchased membership interests from three equity members for $25,000 based on the fair value of their membership interests on the date of the repurchases.

The Company has entered into agreements with selected employees and independent contractors that call for a percent of their earnings to be paid in stock options at the fair market value of the common stock when services were rendered. As of December 31, 1999, options for approximately 9,875,000 ("reserve pool") shares are reserved for issuance in connection with those services.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE F - EQUITY TRANSACTIONS (Continued)

On December 15, 1999, Interactive Music, Inc., a Nevada corporation, acquired all of the outstanding common stock of zebramart.com, inc. On that same date, Interactive Music, Inc. changed its name to zebramart.com, inc. For accounting purposes, the acquisition has been treated as an acquisition of Interactive Music, Inc. by zebramart.com, inc. and as a recapitalization of zebramart.com, inc. The stockholders' equity of zebramart.com, inc. was retroactively restated for the equivalent number of shares received in the merger. Operations prior to the merger are those of the accounting acquirer, zebramart.com, inc. The merger resulted in an increase in the authorized and issued shares to 500,000,000 and 349,216,956, respectively. This change was equal to a 26.3 to 1 forward split for the shareholders of zebramart.com, inc. prior to the merger.


NOTE G - LITIGATION

The Company is a defendant in a lawsuit filed by one of its former employees for breach of an alleged employment agreement. The Company intends to contest the case vigorously, and management does not believe that the pending lawsuit will have a material adverse effect on its business or financial condition.


NOTE H - SUBSEQUENT EVENTS

In January 2000, the Board formally approved the issuance of an option to a former employee for 1,578,000 of the Company's common stock shares at the applicable fair market value and related to the reserve pool at December 31, 1999.

On January 19, 2000 the Board of Directors approved an increase in the number of authorized shares to 700,000,000, approved a Long-Term Incentive Plan, reserved 70,000,000 shares for issuance under that Plan, approved employment agreements for two key executives, approved stock option grants for 3,419,225 related to the reserve pool at December 31, 1999, approved new stock options for 38,980,000 shares, approved performance based options of 16,670,000 that are based on achieving certain financial objectives over a three year period, approved a non-qualified stock option of 140,000 shares to a non-employee, and approved the grant of 159,675 shares to a non-employee for services rendered at fair market value. All option grants and share grants were at the weighted average fair market value at the time of services rendered or the fair market value on the date of grant.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE H - SUBSEQUENT EVENTS (Continued)

On February 9, 2000 the Company loaned a non-employee shareholder $300,000 for the purpose of investing in a business venture. The loan is secured by 800,000 shares of zebramart.com, Inc. common stock. The loan calls for the non-employee to repay the loan in six months or for the Company to convert the loan to a 25% interest in the related business venture and retain the underlying security.

On February 14, 2000 the Board approved a stock option to a non-employee for 572,025 shares for services rendered at fair market value. The shares were related to the reserve pool at December 31, 1999.

On February 17, 2000 the Board approved the plan to acquire Royal Acquisition Inc. for $200,000 in cash and 2,000,000 restricted shares of the Company's common stock.

                              ZEBRAMART.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         SCHEDULE OF OPERATING EXPENSES
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
       PERIOD FROM INCEPTION (JANUARY 15, 1998) TO DECEMBER 31, 1998 AND
     FOR THE PERIOD FROM INCEPTION (JANUARY 15, 1998) TO DECEMBER 31, 1999

                                                          Cumulative
                                                             Since
                                                           Inception           1999               1998
                                                          -----------       -----------         ---------
Advertising and marketing expenses                        $   175,943       $   175,943         $      --
Audit and tax services                                          8,000             8,000                --
Bank fees                                                       9,956             9,956                --
Compensation expense related to equity issuances              274,000           205,000            69,000
Consulting expense                                             49,666                --            49,666
Contributions                                                   1,550             1,550                --
Credit card fees                                                  976               976                --
Depreciation                                                   33,187            27,575             5,612
Dues and subscriptions                                          1,935               514             1,421
Equipment rental                                                5,856             5,856                --
Legal                                                          85,440            80,094             5,346
Licenses and fees                                               1,633             1,633                --
Meals                                                           6,813             6,813                --
Miscellaneous expenses                                          4,945             4,945                --
Non computer related                                           12,628            12,628                --
Payroll expense                                             1,125,196         1,104,622            20,574
Postage                                                         7,186             7,186                --
Professional fees                                              27,286            26,486               800
Rent expense                                                   76,883            43,522            23,361
Repairs                                                         9,015             9,015                --
Supplies                                                        8,988             4,497             4,491
Telephone                                                      37,919            37,919                --
Travel and entertainment                                        8,828             6,565             2,263
Utilities                                                       1,040             1,040                --
Web-site development expenses                                 111,966            71,954            40,012
                                                          -----------       -----------         ---------
                                                          $ 2,076,835       $ 1,854,289         $ 222,546
                                                          ===========       ===========         =========

                       See independent auditors' report.

(b)      Pro forma financial information.


                              ZEBRAMART.COM, INC.

                         PROFORMA FINANCIAL INFORMATION

Introduction

         The following unaudited pro forma condensed consolidated financial statements give effect to the merger with Royal Acquisitions, Inc. which was effective as of March 1, 2000.

         The unaudited pro forma condensed consolidated balance sheet presents the financial position of zebramart.com at December 31, 1999 giving effect to the merger as if it had occurred on such date. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 gives effect to the acquisition as if it had occurred at the beginning of the period.

         The unaudited pro forma financial information is presented for information purposes only and is it is not necessarily indicative of the financial position and results of operations that would have been achieved had the merger been completed as of the dates indicated and is not necessarily indicative of zebramart.com's future financial position or results of operations.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of zebramart.com, including the related notes thereto.


                               December 31, 1999


                                 Balance Sheet

                                                            zebramart
                                                           -----------
                        Cash and Equivalents               $ 3,211,554
                        Other Current Assets                    43,466

                        Property & Equipment                   369,562

                        Total Assets                       $ 3,624,582
                                                           ===========
                        Liabilities                        $   307,382

                        Stockholders' Equity                 5,622,191
                        Accumulated Deficit                 (2,304,991)

                        Total Liabilities & Equity         $ 3,624,582
                                                           ===========

                            Statement of Operations

                                                     zebramart
                                                     ----------
                  Reorganization Expense             $  200,020
                  Loss from Operations                1,853,620
                  Other Expenses                         26,597

                  Net Loss                           $2,080,237
                                                     ==========


Pro Forma Notes

Note 1. The unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the merger of Royal Acquisitions, Inc. with and into zebramart.com as if it had occurred on December 31, 1999.

Note 2. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 gives effect to the merger as if it had occurred at the beginning of the period.

Note 3. On March 1, 2000 zebramart acquired 100% of Royal Acquisitions, Inc. for consideration of $200,000 and 2,000,000 restricted shares of zebramart common stock.

(c)      Exhibits.

                  23.1     Consent of Tauber & Balser, P.C.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          zebramart.com, inc.


Date: May 10, 2000                     By: /s/ Roger E. Haggerty
                                         ---------------------------------------
                                         Roger E. Haggerty
                                         Chief Financial Officer
                                         (Principal Financial and Accounting
                                          Officer)